Financial Income (Expenses), Net	12 Months Ended
Dec. 31, 2011
Financial Income (Expenses), Net [Abstract]
Financial Income (Expenses), Net
Note 13 - Financial Income (Expenses), Net

	Year ended December 31
	2009	2010	2011
	US$ thousands

Interest income	1,253	1,277	1,292
Interest expenses	(252)	(416)	(499)
Exchange rate differences, net	72	(130)	(231)
Bank charges	(164)	(114)	(123)

	909	617	439